UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019 (November 21, 2019)

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

_______________________________________________

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________________________

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On November 21, 2019, AbbVie Inc. (“AbbVie”) completed the previously announced sale of $30 billion aggregate principal amount of its senior unsecured notes, consisting of (i) $750,000,000 aggregate principal amount of senior floating rate notes due May 2021 (the “May 2021 Floating Rate Notes”), (ii) $750,000,000 aggregate principal amount of senior floating rate notes due November 2021 (the “November 2021 Floating Rate Notes”), (iii) $750,000,000 aggregate principal amount of senior floating rate notes due 2022 (the “2022 Floating Rate Notes”), (iv) $1,750,000,000 aggregate principal amount of 2.150% senior notes due 2021 (the “2021 Notes”), (v) $3,000,000,000 aggregate principal amount of 2.300% senior notes due 2022 (the “2022 Notes”), (vi) $3,750,000,000 aggregate principal amount of 2.600% senior notes due 2024 (the “2024 Notes”), (vii) $4,000,000,000 aggregate principal amount of 2.950% senior notes due 2026 (the “2026 Notes”), (viii) $5,500,000,000 aggregate principal amount of 3.200% senior notes due 2029 (the “2029 Notes”), (ix) $4,000,000,000 aggregate principal amount of 4.050% senior notes due 2039 (the “2039 Notes”) and (x) $5,750,000,000 aggregate principal amount of 4.250% senior notes due 2049 (the “2049 Notes” and, together with the May 2021 Floating Rate Notes, the November 2021 Floating Rate Notes, the 2022 Floating Rate Notes, the 2021 Notes, the 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes and the 2039 Notes, the “Notes”). The offering of the Notes (the “Offering”) was made pursuant to a confidential offering memorandum, dated November 12, 2019.

The Notes are governed by an indenture, dated November 8, 2012 (the “Base Indenture”), by and between AbbVie and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 7, dated November 21, 2019 (the “Supplemental Indenture”), by and between AbbVie and the Trustee. The Notes are unsecured, senior obligations of AbbVie and will rank equally in right of payment with all of AbbVie’s existing and future unsecured, senior indebtedness, liabilities and other obligations.

The May 2021 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the Benchmark (as defined in the Supplemental Indenture), which will initially be three-month London Inter-Bank Offered Rate (“LIBOR”) plus 0.350% per annum, and will mature on May 21, 2021. The November 2021 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.460% per annum, and will mature on November 19, 2021. The 2022 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the Benchmark, which will initially be three-month LIBOR plus 0.650% per annum, and will mature on November 21, 2022. The 2021 Notes will bear interest at a rate of 2.150% per annum and will mature on November 19, 2021. The 2022 Notes will bear interest at a rate of 2.300% per annum and will mature on November 21, 2022. The 2024 Notes will bear interest at a rate of 2.600% per annum and will mature on November 21, 2024. The 2026 Notes will bear interest at a rate of 2.950% per annum and will mature on November 21, 2026. The 2029 Notes will bear interest at a rate of 3.200% per annum and will mature on November 21, 2029. The 2039 Notes will bear interest at a rate of 4.050% per annum and will mature on November 21, 2039. The 2049 Notes will bear interest at a rate of 4.250% per annum and will mature on November 21, 2049.

The Offering was conducted in connection with AbbVie’s previously announced acquisition (the “Acquisition”) of Allergan plc (“Allergan”). AbbVie expects to use the net proceeds from the Offering to fund a portion of the aggregate cash consideration due to Allergan shareholders in connection with the Acquisition and to pay related fees and expenses, with any remaining net proceeds being used for general corporate purposes. If (i) the Acquisition has not been consummated on or prior to January 30, 2021 or (ii) prior to such date, AbbVie notifies the Trustee that it will not pursue the consummation of the Acquisition, then AbbVie will be required to redeem all of the Notes then outstanding at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable special mandatory redemption date.

Following the closing of the Offering, the commitments under the bridge credit facility entered into by AbbVie, as borrower, on June 25, 2019 were reduced to $2,200,360,000 as a result of AbbVie receiving net cash proceeds from the issuance of the Notes.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture attached as Exhibit 4.1 hereto; (ii) the Supplemental Indenture attached as Exhibit 4.2 hereto; and (iii) the forms of the Notes attached as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12 hereto, the terms of which are in each case incorporated herein by reference.

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Registration Rights Agreement

On November 21, 2019, in connection with the completion of the Offering, AbbVie and Morgan Stanley & Co. LLC, BofA Securities, Inc. and Barclays Capital Inc., as representatives of the initial purchasers of the Notes, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). AbbVie agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) cause such registration statement to become effective under the Securities Act. AbbVie shall be obligated to pay additional interest on the Notes if it does not complete the exchange offer on or prior to the 365th day after consummation of the Acquisition, or if the shelf registration statement with respect to the Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the consummation of the Acquisition or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from any of the initial purchasers pursuant to the terms of the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.13 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated November 8, 2012, by and between AbbVie Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Amendment No. 5 to AbbVie’s Registration Statement on Form 10 filed on November 16, 2012)

4.2	Supplemental Indenture No. 7, dated November 21, 2019, by and between AbbVie Inc. and U.S. Bank National Association, as trustee

4.3	Form of Senior Floating Rate Notes due May 2021 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.4	Form of Senior Floating Rate Notes due November 2021 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.5	Form of Senior Floating Rate Notes due 2022 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.6	Form of 2.150% Senior Notes due 2021 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.7	Form of 2.300% Senior Notes due 2022 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.8	Form of 2.600% Senior Notes due 2024 (included in Exhibit 4.2 of this Current Report on Form 8-K)

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4.9	Form of 2.950% Senior Notes due 2026 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.10	Form of 3.200% Senior Notes due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.11	Form of 4.050% Senior Notes due 2039 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.12	Form of 4.250% Senior Notes due 2049 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.13	Registration Rights Agreement, dated November 21, 2019, among AbbVie Inc. and Morgan Stanley & Co. LLC, BofA Securities, Inc. and Barclays Capital Inc. (acting for themselves and as representatives of the several initial purchasers)

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: November 26, 2019	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer

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